UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 15, 2007

NNN 2003 Value Fund, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-51295	20-122092
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1551 N. Tustin Avenue, Suite 200, Santa Ana, California		92705
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(877) 888-7348

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 9.01 Financial Statements and Exhibits.

We previously filed a Current Report on Form 8-K on February 22, 2007, or the Form 8-K, to report that NNN VF Tiffany Square, LLC, our wholly owned subsidiary, entered into a secured loan agreement with RAIT Partnership L.P. This amendment on Form 8-K/A hereby amends the Form 8-K to provide exhibits required by Item 9.01. Except for the filing of these exhibits, this Form 8-K/A does not modify or update other disclosures in the original filing, and are incorporated in there entirety herein by reference.

(d) Exhibits.

10.1 Deed of Trust by and between NNN VF Tiffany Square, LLC and RAIT Partnership, L.P., dated February 15, 2007.

10.2 Loan and Security Agreement by and between NNN VF Tiffany Square, LLC and RAIT Partnership, L.P., dated February 15, 2007.

10.3 Promissory Note by and between NNN VF Tiffany Square, LLC and RAIT Partnership, L.P., dated February 15, 2007.

10.4 Pledge and Security Agreement by and between NNN 2003 Value Fund, LLC and RAIT Partnership, L.P., dated February 15, 2007.

10.5 Guaranty of Non-Recourse Carveouts by and between NNN 2003 Value Fund, LLC and RAIT Partnership, L.P., dated February 15, 2007.

10.6 Environmental Indemnity Agreement by and between NNN VF Tiffany Square, LLC, NNN 2003 Value Fund, LLC and RAIT Partnership, L.P., dated February 15, 2007.

10.7 Assignment of Rents and Leases by and between NNN VF Tiffany Square, LLC and RAIT Partnership, L.P., dated February 15, 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC

February 28, 2007	By:	Richard T. Hutton, Jr.

Name: Richard T. Hutton, Jr.
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Deed of Trust by and between NNN VF Tiffany Square, LLC and RAIT Partnership, L.P., dated February 15, 2007.
10.2	Loan and Security Agreement by and between NNN VF Tiffany Square, LLC and RAIT Partnership, L.P., dated February 15, 2007.
10.3	Promissory Note by and between NNN VF Tiffany Square, LLC and RAIT Partnership, L.P., dated February 15, 2007.
10.4	Pledge and Security Agreement by and between NNN 2003 Value Fund, LLC and RAIT Partnership, L.P., dated February 15, 2007.
10.5	Guaranty of Non-Recourse Carveouts by and between NNN 2003 Value Fund, LLC and RAIT Partnership, L.P., dated February 15, 2007.
10.6	Environmental Indemnity Agreement by and between NNN VF Tiffany Square, LLC, NNN 2003 Value Fund, LLC and RAIT Partnership, L.P., dated February 15, 2007.
10.7	Assignment of Rents and Leases by and between NNN VF Tiffany Square, LLC and RAIT Partnership, L.P., dated February 15, 2007.